UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2005

Alliant Techsystems Inc.

(Exact name of Registrant as Specified in Its Charter)

Commission file number 1-10582

Delaware	41-1672694
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota	55436-1097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 5, 2005, Alliant Techsystems Inc. (ATK) issued a press release reporting its financial results for the quarter ended and fiscal year ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 5, 2005, reporting ATK’s financial results for the quarter ended and fiscal year ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

	By:	/s/ Eric S. Rangen
	Name:	Eric S. Rangen
	Title:	Executive Vice President and Chief Financial Officer

Date: May 5, 2005